UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2021

CABOT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-5667	04-2271897
(Commission File Number)	(IRS Employer Identification No.)

TWO SEAPORT LANE, SUITE 1400, BOSTON, MASSACHUSETTS	02210-2019
(Address of Principal Executive Offices)	(Zip Code)

(617) 345-0100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	CBT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 11, 2021, the Company held its annual meeting of stockholders pursuant to notice duly given. The Company’s stockholders voted on the following four proposals and cast their votes as set forth below.

1.	All of the Board’s nominees for director were elected to the class of directors whose term expires in 2024 by the votes set forth in the table below:

	For	Against	Abstain	Broker Non-Votes
Cynthia A. Arnold	47,513,109	1,281,355	64,046	2,193,885
Douglas G. Del Grosso	48,093,316	625,560	139,634	2,193,885
Christine Y. Yan	47,983,861	810,787	63,862	2,193,885

In addition to the directors elected at the meeting to the class of directors whose terms expire in 2024, the terms of office of the following directors continued after the meeting: Juan Enriquez, Sean D. Keohane, William C. Kirby, Michael M. Morrow, Sue H. Rataj, Frank A. Wilson, and Matthias L. Wolfgruber.

2.	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the votes set forth in the table below:

For:	45,638,703
Against:	2,315,762
Abstain:	904,045
Broker Non-Votes:	2,193,885

3.	The Company’s stockholders approved the Amended and Restated 2017 Long-Term Incentive Plan by the votes set forth in the table below:

For:	43,312,674
Against:	4,703,933
Abstain:	841,903
Broker Non-Votes:	2,193,885

4.

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021 by the votes set forth in the table below:

For:	49,986,685
Against:	1,001,059
Abstain:	64,651

The proposal to ratify the appointment of Deloitte & Touche LLP was a routine matter and, therefore, there were no broker non-votes relating to that matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT CORPORATION

By:	/s/ Karen A. Kalita
Name: Karen A. Kalita
Title: Senior Vice President and General Counsel

Date: March 12, 2021